CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying comprehensive Annual Report on Form 10-KSB of Planet411.com Inc. for the fiscal years ended June 30, 2003 and June 30, 2004, I, Victor Cantore, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)
the Annual Report on Form 10-KSB of Planet411.com Inc. for the years ended June 30, 2003 and June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Annual Report on Form 10-KSB for the years ended June 30, 2003 and June 30, 2004, fairly presents in all material respects, the financial condition and results of operations of Planet411.com Inc.

By:                  /s/Victor Cantore
Name:             Victor Cantore

Title:               Chief Executive Officer
                        Chief Financial Officer

Date:               March 8, 2005